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                                                                    Exhibit 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS

         We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 29, 2002 relating to the financial statements and financial statement schedule of Hunt Corporation, which appears in Hunt Corporation's Annual Report on Form 10-K for the year ended December 2, 2001.


                                                  /s/ PricewaterhouseCoopers LLP



Philadelphia, Pennsylvania
April 18, 2002